Exhibit 10.1

FIFTH MASTER MANAGEMENT AGREEMENT

AND

PROPERTY MANAGEMENT AGREEMENT

AMENDMENT AGREEMENT

This FIFTH MASTER MANAGEMENT AGREEMENT AND PROPERTY MANAGEMENT AGREEMENT AMENDMENT AGREEMENT (this “Amendment Agreement”) is made and entered into as of November 29, 2013, by and among Inland American Real Estate Trust, Inc., a Maryland corporation, in its own capacity and in its capacity as parent company for the owners of the various properties (the “Owner”), and Inland American Industrial Management LLC, Inland American Office Management LLC and Inland American Retail Management LLC, each a Delaware limited liability company (collectively, the “Managers”).

RECITALS

WHEREAS, Owner and each Manager are parties to Master Management Agreements, dated as of July 1, 2012, relating to properties managed by each Manager (the “Master Management Agreements”);

WHEREAS, pursuant to the Master Management Agreements, the Owner and Managers are parties to those certain individual property management agreements for various properties, including but not limited to those properties listed in Exhibit A (the “Property Management Agreements”);

WHEREAS, on October 30, 2013, the Master Management Agreements and Property Management Agreements were amended to provide that (i) a Termination Notice (as defined in the Master Management Agreements and Property Management Agreements) must be delivered prior to November 30, 2013, to prevent the automatic renewal of such agreements (the “Termination Notice Deadline”) and (ii) the expiration date of each Master Management Agreement and Property Management Agreement is March 31, 2014;

WHEREAS, in connection with the upcoming Termination Notice Deadline, the Owner and Managers desire to amend the Master Management Agreements and Property Management Agreements to (i) change the Termination Notice Deadline in each Master Management Agreement and Property Management Agreement to December 31, 2013, and (ii) change the expiration date of each Master Management Agreement and Property Management Agreement to the earlier of (y) 120 calendar days following the delivery of a Termination Notice or (z) April 30, 2014; and

WHEREAS, pursuant to Section 10 of each Master Management Agreement and Section 11 of each Property Management Agreement, the Owner and Managers may amend the Master Management Agreements or Property Management Agreements pursuant to a written agreement executed by the Owner and Managers.

NOW, THEREFORE, in consideration of mutual agreements as herein expressed and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

1. Amendment to Master Management Agreements. The Owner and Managers hereby agree to amend Section 3(a) in each Master Management Agreement by replacing “November 30, 2013” with “December 31, 2013” and “March 31, 2014” with “the earlier of (y) 120 calendar days following the delivery of a Termination Notice or (z) April 30, 2014”.

2. Amendment to Property Management Agreements. The Owner and Managers hereby agree to amend Section 1 in each Property Management Agreement to provide that (i) the Termination Notice Deadline in each such agreement shall be December 31, 2013, and (ii) the expiration date for each such agreement shall be the earlier of (y) 120 calendar days following the delivery of a Termination Notice or (z) April 30, 2014.

3. Full Force and Effect. Except as amended hereby, the terms and conditions of the Master Management Agreements and Property Management Agreements shall remain in full force and effect.

4. Modifications. This agreement may not be amended or any provision hereof waived or modified except by an instrument in writing signed by each of the parties hereto.

5. Governing Law. This agreement shall be governed by, and construed in accordance with, the laws of the state of Illinois, without regard to any conflict of law provision that would require the application of the law of any other jurisdiction.

6. Counterparts. This amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

[Signature pages follow]

2

IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the date first written above.

OWNER:

INLAND AMERICAN REAL ESTATE TRUST, INC.

By:	/s/ Jack Potts
Name:	Jack Potts
Title:	Principal Financial Officer

[Signature page to Amendment Agreement]

MANAGERS:

INLAND AMERICAN RETAIL MANAGEMENT LLC

By:	/s/ Tom Lithgow
Name:	Tom Lithgow
Title:	President

INLAND AMERICAN OFFICE MANAGEMENT LLC

By:	/s/ Tom Lithgow
Name:	Tom Lithgow
Title:	President

INLAND AMERICAN INDUSTRIAL MANAGEMENT LLC

By:	/s/ Tom Lithgow
Name:	Tom Lithgow
Title:	President

[Signature page to Amendment Agreement]

EXHIBIT A

	Building	Property Name	Address	City	ST	Manager

1.	44102	CLARION	300 10th Street NW	Clarion	IA	Inland American Industrial Management LLC

2.	44104	500 HARTLAND	500 North Lake Shore Drive	Hartland	WI	Inland American Industrial Management LLC

3.	44106	TRI-STATE HOLDINGS III	50 Indianhead Drive	Mosinee	WI	Inland American Industrial Management LLC

4.	44107	55th STREET	9625 55th Street	Kenosha	WI	Inland American Industrial Management LLC

5.	44108	DORAL - WAUKESHA	21875 Doral Road	Waukesha	WI	Inland American Industrial Management LLC

6.	44110	INDUSTRIAL DRIVE	301 Industrial Drive	Horican	WI	Inland American Industrial Management LLC

7.	44111	WESTPORT - MECHANICSBURG	4500 Westport Drive	Mechanicsburg	PA	Inland American Industrial Management LLC

8.	44112	BAYMEADOW - GLEN BURNIE	6752 Baymeadow Drive	Glen Burnie	MD	Inland American Industrial Management LLC

9.	44113	1800 BRUNING	1800 Bruining Drive	Itasca	IL	Inland American Industrial Management LLC

10.	44114	11500 MELROSE AVE (294 TOLLWAY VENTURE)	11500 Melrose Avenue	Franklin Park	IL	Inland American Industrial Management LLC

11.	44115	KIRK ROAD	315 Kirk Road	St. Charles	IL	Inland American Industrial Management LLC

12.	44116	DEER PARK SEACO	1114 Seaco Avenue	Deer Park	TX	Inland American Industrial Management LLC

13.	44117	LIBERTYVILLE ASSOCIATES	700 N. Highway 45	Libertyville	IL	Inland American Industrial Management LLC

14.	44118	OTTAWA	421 E. Stevenson Road	Ottawa	IL	Inland American Industrial Management LLC

15.	44119	TRI-STATE HOLDINGS I	321 Foster Avenue	Wood Dale	IL	Inland American Industrial Management LLC

16.	44120	TRI-STATE HOLDINGS II	7300 Airport Road	Houston	TX	Inland American Industrial Management LLC

17.	44121	MOUNT ZION ROAD	135 South Mt. Zion Road	Lebanon	IN	Inland American Industrial Management LLC

18.	44122	COLOMA	4412 Coloma Road	Coloma	MI	Inland American Industrial Management LLC

19.	44123	KINSTON	104 Enterprise Blvd	Kinston	NC	Inland American Industrial Management LLC

20.	44125	C&S - WESTFIELD	56 Summit Lock Road	Westfield	MA	Inland American Industrial Management LLC

21.	44126	C&S - NORTH HATFIELD	95 North Hatfield Road	Hatfield	MA	Inland American Industrial Management LLC

22.	44127	C&S - SOUTH HATFIELD	142 Elm Street	Hatfield	MA	Inland American Industrial Management LLC

	Building	Property Name	Address	City	ST	Manager

23.	44128	C&S - ABERDEEN	100 Old Philadelphia Road	Aberdeen	MD	Inland American Industrial Management LLC

24.	44151	DEVENS INDUSTRIAL	235 Barnum Road	Devens	MA	Inland American Industrial Management LLC

25.	44159	ATLAS - ST PAUL	240 Chester Street	St. Paul	MN	Inland American Industrial Management LLC

26.	44161	ATLAS-NEW ULM	17113 County Road 29	New Ulm	MN	Inland American Industrial Management LLC

27.	44163	C&S - BIRMINGHAM	422 Industrial Drive	Birmingham	AL	Inland American Industrial Management LLC

28.	44400	HASKELL-ROLLING PLAINS DETENTIONAL FACIL	118 County Line Road 206	Haskell	TX	Inland American Industrial Management LLC

29.	44401	HUDSON CORRECTIONAL FACILITY	3001 Juniper Street, County Road 45.5	Hudson	CO	Inland American Industrial Management LLC

30.	44402	IMAGINE AVONDALE	950 North Elsieo C. Felix Jr. Way	Avondale	AZ	Inland American Industrial Management LLC

31.	44403	IMAGINE COOLIDGE	1290 East Vah Ki Inn Road	Coolidge	AZ	Inland American Industrial Management LLC

32.	44404	IMAGINE FIRESTONE	5753 Twilight Avenue	Firestone	CO	Inland American Industrial Management LLC

33.	44405	IMAGINE INDIGO RANCH	6464 Peterson Road	Colorado Springs	CO	Inland American Industrial Management LLC

34.	44406	IMAGINE TOWN CENTER	775 Town Center Blvd	Palm Coast	FL	Inland American Industrial Management LLC

35.	44407	IMAGINE DISCOVERY	1728 Whitehead Road	Baltimore	MD	Inland American Industrial Management LLC

36.	44408	IMAGINE HOPE LAMOND	6200 Kansas Avenue	Washington D.C		Inland American Industrial Management LLC

37.	44409	IMAGINE COOLIDGE II	1290 East Vah Ki Inn Road	Coolidge	AZ	Inland American Industrial Management LLC

38.	47100	MCP ONE	401 Pennsylvania Parkway	Indianapolis	IN	Inland American Office Management LLC

39.	47102	MCP TWO	301 Pennsylvania Parkway	Indianapolis	IN	Inland American Office Management LLC

40.	47108	MCP THREE	501 Pennsylvania Parkway	Indianapolis	IN	Inland American Office Management LLC

41.	48000	11500 MARKET STREET	11500 Market Street	Jacinto City	TX	Inland American Office Management LLC

42.	48002	BRIDGESIDE POINT OFFICE BUILDING	100 Technology Drive	Pittsburg	PA	Inland American Office Management LLC

43.	48003	AT&T CENTER - CHICAGO	2000 West AT&T Center Drive	Hoffman Estates	IL	Inland American Office Management LLC

44.	48005	DULLES EXECUTIVE PLAZA	13530 & 13560 Dulles Technology Drive	Herndon	VA	Inland American Office Management LLC

	Building	Property Name	Address	City	ST	Manager

45.	48007	DENVER HIGHLANDS	8822 South Ridgeline Blvd.	Highlands Ranch	CO	Inland American Office Management LLC

46.	48008	SANTEE RIVERVIEW	101 RiverView Parkway	Santee	CA	Inland American Office Management LLC

47.	48009	COMMONS DRIVE	3901 Liberty Street	Aurora	IL	Inland American Office Management LLC

48.	48010	KINROSS LAKES	3900 Kinross Lakes Parkway	Richfield	OH	Inland American Office Management LLC

49.	48011	REGIONAL ROAD	725 North Regional Road	Greensboro	NC	Inland American Office Management LLC

50.	48012	HOUSTON LAKES	8900 Lakes at 610 Drive	Houston	TX	Inland American Office Management LLC

51.	48013	3801 S. COLLINS	3801 South Collins	Arlington	TX	Inland American Office Management LLC

52.	48014	AT&T - ST LOUIS	909 Chestnut Street	St Louis	MO	Inland American Office Management LLC

53.	48015	AT&T CLEVELAND	45 Erieview Plaza	Cleveland	OH	Inland American Office Management LLC

54.	48016	WORLDGATE PLAZA	12801-12901 Worldgate Drive	Herndon	VA	Inland American Office Management LLC

55.	48026	SANOFI AVENTIS - US INC	55 Corporate Drive	Bridgewater	NJ	Inland American Office Management LLC

56.	48028	UNITED HEALTH - FREDERICK	800 Oak Street	Frederick	MD	Inland American Office Management LLC

57.	46576	Suntrust-FL00956 Bushnell	107 Bushnell Plaza	Bushnell	FL	Inland American Retail Management LLC

58.	46578	Suntrust-FL01204 Vierra	8226 North Wickam Road	Melbourne	FL	Inland American Retail Management LLC

59.	46579	Suntrust-GA00695 Douglas Main	201 S. Peterson Avenue	Douglas	GA	Inland American Retail Management LLC

60.	46580	Suntrust-MD00464 Bethesda Main Office	7500 Wisconsin Avenue	Bethesda	MD	Inland American Retail Management LLC

61.	46581	Suntrust-NC00349 Six Forks	3620 Six Forks Road	Raleigh	NC	Inland American Retail Management LLC

62.	46582	Suntrust-NC00388 Salem Group	2140 Country Club Road	Winston-Salem	NC	Inland American Retail Management LLC

63.	46583	Suntrust-VA00772 Technology Center	1030 Wilmer Avenue	Richmond	VA	Inland American Retail Management LLC

64.	40101	ANTOINE TOWN CENTER	12430 Tomball Pkwy	Houston	TX	Inland American Retail Management LLC

65.	40102	CYFAIR TOWN CENTER	17445 Spring Cypress	Cypress	TX	Inland American Retail Management LLC

66.	40103	BAY COLONY	2955 S Gulf Freeway	League City	TX	Inland American Retail Management LLC

67.	40104	BLACKHAWK TOWN CENTER	9885 Blackhawk Blvd	Houston	TX	Inland American Retail Management LLC

	Building	Property Name	Address	City	ST	Manager

68.	40105	PRESTONWOOD TOWN CENTER	5301 Belt Line Road	Dallas	TX	Inland American Retail Management LLC

69.	40106	BAY COLONY II	NWC of I-45 & FM 646	League City	TX	Inland American Retail Management LLC

70.	40107	CYFAIR TOWN CENTER II	NEC of Highway 290 & Spring Cypress Road	Cypress	TX	Inland American Retail Management LLC

71.	40108	VICTORY LAKES TOWN CENTER	NEC of I-45 and FM 646	League City	TX	Inland American Retail Management LLC

72.	40109	SONIC AT ANTOINE TOWN CENTER	12710 Tomball Pkwy	Houston	TX	Inland American Retail Management LLC

73.	40110	STABLES TOWN CENTER I	18425 Champion Forest Dr.	Spring	TX	Inland American Retail Management LLC

74.	40111	STABLES TOWN CENTER II	8765 Spring Cypress	Spring	TX	Inland American Retail Management LLC

75.	40112	ROCKWELL PLAZA	NW Expressway	Oklahoma City	OK	Inland American Retail Management LLC

76.	40113	STONE RIDGE MARKET	20935 US HWY 281 N	San Antonio	TX	Inland American Retail Management LLC

77.	40114	SOUTH FRISCO VILLAGE	2930 Preston Road	Frisco	TX	Inland American Retail Management LLC

78.	44501	HUNTING BAYOU	11420 East FWY I-10	Jacinto City	TX	Inland American Retail Management LLC

79.	44503	ELDRIDGE TOWN CENTER	12330 Fm 1960 Rd W	Houston	TX	Inland American Retail Management LLC

80.	44504	NTB ELDRIDGE	12150 Fm 1960 Rd W	Houston	TX	Inland American Retail Management LLC

81.	44505	ATASCOCITA SHOPPING CENTER	7072 Fm 1960 East	Humble	TX	Inland American Retail Management LLC

82.	44506	WINCHESTER TOWN CENTER	9344 Jones Road	Houston	TX	Inland American Retail Management LLC

83.	44508	CHILI’S - HUNTING BAYOU	11510 East Freeway	Jacinto City	TX	Inland American Retail Management LLC

84.	44509	SALTGRASS RESTAURANT - HUNTING BAYOU	11900 East Freeway I-10	Jacinto City	TX	Inland American Retail Management LLC

85.	44510	CYPRESS TOWN CENTER	12220 Jones Road	Houston	TX	Inland American Retail Management LLC

86.	44511	WILLIS TOWN CENTER	904 W Montgomery St.	Willis	TX	Inland American Retail Management LLC

87.	44514	HIGHLAND PLAZA	1520 S Mason Rd	Katy	TX	Inland American Retail Management LLC

88.	44520	TOMBALL TOWN CENTER	14060 Fm-2920 Road	Tomball	TX	Inland American Retail Management LLC

89.	44524	WINDERMERE VILLAGE	12020 Fm 1960 Rd W	Houston	TX	Inland American Retail Management LLC

90.	44527	SPRING TOWN CENTER	21106 Kuykendahl Rd.	Spring	TX	Inland American Retail Management LLC

	Building	Property Name	Address	City	ST	Manager

91.	44529	CINEMARK - JACINTO CITY	11450 East Freeway	Jacinto City	TX	Inland American Retail Management LLC

92.	44531	SHERMAN TOWN CENTER	3606 Town Center	Sherman	TX	Inland American Retail Management LLC

93.	44535	PARADISE SHOPS OF LARGO	10411 Ulmerton Road	Largo	FL	Inland American Retail Management LLC

94.	44536	BUCKHORN PLAZA	60-76 Lunger Drive	Bloomsburg	PA	Inland American Retail Management LLC

95.	44539	MONODNOCK MARKETPLACE	30 Ash Brook Road	Keene	NH	Inland American Retail Management LLC

96.	44540	STOP N SHOP - HYDE PARK	5 St. Andrews Rd.	Hyde Park	NY	Inland American Retail Management LLC

97.	44541	TRIANGLE CENTER	1015 Ocean Beach Hwy	Longview	WA	Inland American Retail Management LLC

98.	44546	STOP N SHOP - CUMBERLAND	70 Mendon Rd	Cumberland	RI	Inland American Retail Management LLC

99.	44547	STOP N SHOP - MALDEN	99 Charles St	Malden	MA	Inland American Retail Management LLC

100.	44548	STOP N SHOP - SWAMPSCOTT	450 Paradise Road	Swampscott	MA	Inland American Retail Management LLC

101.	44549	STOP N SHOP - SOUTHINGTON	505 N. Main Street	Southington	CT	Inland American Retail Management LLC

102.	44550	STOP N SHOP - FRAMINGHAM	19 Temple Street	Framingham	MA	Inland American Retail Management LLC

103.	44551	STOP N SHOP - BRISTOL	605 Metacom Ave	Bristol	RI	Inland American Retail Management LLC

104.	44552	STOP & SHOP - SICKLERVILLE	542 Berlin-Cross Key	Sicklerville	NJ	Inland American Retail Management LLC

105.	44553	BI-LO - GREENVILLE	1315 S. Pleasantburg	Greenville	SC	Inland American Retail Management LLC

106.	44554	BROOKS CORNER	3143 Se Military Rd	San Antonio	TX	Inland American Retail Management LLC

107.	44555	LINCOLN MALL	622 George Washington Highway	Lincoln	RI	Inland American Retail Management LLC

108.	44556	THE MARKET AT HILLIARD	1852 Hilliard Rome	Hilliard	OH	Inland American Retail Management LLC

109.	44557	FABYAN RANDALL PLAZA	1980 Fabyan Parkway	Batavia	IL	Inland American Retail Management LLC

110.	44558	LINCOLN VILLAGE	6165 North Lincoln Avenue	Chicago	IL	Inland American Retail Management LLC

111.	44559	NEWTOWN ROAD	629 Newtown Road	Virginia Beach	VA	Inland American Retail Management LLC

112.	44560	LEXINGTON ROAD	1575 Lexington Road	Athens	GA	Inland American Retail Management LLC

113.	44561	GLENDALE HEIGHTS I, II, III	125 East Army Trail Road	Glendale Heights	IL	Inland American Retail Management LLC

	Building	Property Name	Address	City	ST	Manager

114.	44562	PARKWAY CENTRE NORTH	1656 Stringtown Road	Grove City	OH	Inland American Retail Management LLC

115.	44563	SHERMAN PLAZA	1600 - 1620 Sherman Avenue	Evanston	IL	Inland American Retail Management LLC

116.	44564	NEW FOREST CROSSING II	6025 Sam Houston Parkway	Houston	TX	Inland American Retail Management LLC

117.	44565	STATE STREET MARKET	6380 E. State Street	Rockford	IL	Inland American Retail Management LLC

118.	44566	MARKET AT MORSE / HAMILTON	1320-1380 North Hamilton Road	Columbus	OH	Inland American Retail Management LLC

119.	44568	PARKWAY CENTRE NORTH BLDG B	1656 Stringtown Road	Grove City	OH	Inland American Retail Management LLC

120.	44569	CROSSROADS AT CHESAPEAKE SQUARE	4107 Portsmouth Boulevard	Chesapeake	VA	Inland American Retail Management LLC

121.	44570	CHESAPEAKE COMMONS	4107 Portsmouth Boulevard	Chesapeake	VA	Inland American Retail Management LLC

122.	44571	14th STREET MARKET	2200 E. 14th Street	Plano	TX	Inland American Retail Management LLC

123.	44572	BELLERIVE PLAZA	170 Bellerive Boulevard	Nicholasville	KY	Inland American Retail Management LLC

124.	44573	BRANDON CENTRE SOUTH	1903 Lumsden Road	Brandon	FL	Inland American Retail Management LLC

125.	44574	CROSS TIMBERS COURT	745 Cross Timbers Road	Flower Mound	TX	Inland American Retail Management LLC

126.	44575	CUSTER CREEK	3411-3501 Custer Parkway	Richardson	TX	Inland American Retail Management LLC

127.	44576	DONELSON PLAZA	2500 Lebanon Pike	Nashville	TN	Inland American Retail Management LLC

128.	44577	EAST GATE	250 Eastgate Drive	Aiken	SC	Inland American Retail Management LLC

129.	44578	FLOWER MOUND CROSSING	2600-2650 Flower Mound Road	Flower Mound	TX	Inland American Retail Management LLC

130.	44579	FURY’S FERRY	403 Furys Ferry Road	Augusta	GA	Inland American Retail Management LLC

131.	44580	HERITAGE HEIGHTS	4000-4020 William D. Tate Avenue	Grapevine	TX	Inland American Retail Management LLC

132.	44581	THE CENTER AT HUGH HOWELL	4420 Hugh Howell Road	Tucker	GA	Inland American Retail Management LLC

133.	44582	HUNTER’S GLEN CROSSING	3945 Legacy Drive	Plano	TX	Inland American Retail Management LLC

134.	44583	JOSEY OAKS	4112 North Josey Lane	Carrollton	TX	Inland American Retail Management LLC

135.	44584	MARKET AT WESTLAKE	3700 Bee Caves Road	Westlake Hills	TX	Inland American Retail Management LLC

136.	44585	PARK WEST PLAZA	302-322 Park Boulevard	Grapevine	TX	Inland American Retail Management LLC

	Building	Property Name	Address	City	ST	Manager

137.	44586	PIONEER PLAZA	701 East Cartwright Road	Mesquite	TX	Inland American Retail Management LLC

138.	44587	RIVERVIEW VILLAGE	1050 N.E. Green Oaks Boulevard	Arlington	TX	Inland American Retail Management LLC

139.	44588	SCOFIELD CROSSING	1700 West Parmer Lane	Austin	TX	Inland American Retail Management LLC

140.	44589	SHILOH SQUARE	2645 Arapaho Road	Garland	TX	Inland American Retail Management LLC

141.	44590	SUNCREEK VILLAGE	7801 Alma Drive	Plano	TX	Inland American Retail Management LLC

142.	44591	THE HIGHLANDS	2301 FM 407	Flower Mound	TX	Inland American Retail Management LLC

143.	44592	GRAVOIS DILLON PLAZA	5301-5315 Caroline Drive 1 Dillon Plaza	High Ridge	MO	Inland American Retail Management LLC

144.	44593	PAVILIONS AT HARTMAN HERITAGE	I-70 and Little Blue Parkway	Independence	MO	Inland American Retail Management LLC

145.	44595	LEGACY CROSSING	State Route 95 & US Route 23	Marion	OH	Inland American Retail Management LLC

146.	44596	NORTHWEST MARKETPLACE	13706 - 13846 Northwest Freeway	Houston	TX	Inland American Retail Management LLC

147.	44610	WASHINGTON PARK PLAZA	17730 - 18300 South Halsted Street	Homewood	IL	Inland American Retail Management LLC

148.	44611	CITIZENSCFG) MELLON BANK BLDG	13 The Circle	Georgetown	DE	Inland American Retail Management LLC

149.	44612	LORD SALISBURY CENTER	2645 N. Salisbury Road	Salisbury	MD	Inland American Retail Management LLC

150.	44613	RIVERSTONE SHOPPING CENTER	Hwy 6 and 1092 South	Missouri City	TX	Inland American Retail Management LLC

151.	44614	MIDDLEBURG CROSSING	2640 Blanding Blvd	Middleburg	FL	Inland American Retail Management LLC

152.	44615	SPRING TOWN CENTER III	21106 Kuykendahl Rd.	Spring	TX	Inland American Retail Management LLC

153.	44616	LAKEPORT COMMONS	5101 Sergeant Road	Sioux City	IA	Inland American Retail Management LLC

154.	44617	FOREST PLAZA	760-790 West Johnson Street	Fond du Lac	WI	Inland American Retail Management LLC

155.	44618	STREETS OF CRANBERRY	20406 - 20436 Route 19	Cranberry Township	PA	Inland American Retail Management LLC

156.	44619	MCKINNEY TOWN CROSSING	8800 State Highway 121	McKinney	TX	Inland American Retail Management LLC

157.	44620	PENN PARK	1401 SW 74th Street	Oklahoma City	OK	Inland American Retail Management LLC

158.	44645	ALCOA EXCHANGE	Alcoa Road at I-30	Bryant	AR	Inland American Retail Management LLC

159.	44646	ALCOA EXCHANGE II	20815 - 20825 I 30	Benton	AR	Inland American Retail Management LLC

	Building	Property Name	Address	City	ST	Manager

160.	44647	HILLSBOROUGH (Winston)	404 Hillsborough St.	Raleigh	NC	Inland American Retail Management LLC

161.	44648	POPLIN PLACE	2901 W US HWY 74	Monroe	NC	Inland American Retail Management LLC

162.	44649	95th and CICERO	9633 Cicero	Oak Lawn	IL	Inland American Retail Management LLC

163.	44650	SIEGEN PLAZA	6700-6800 Siegan Lane	Baton Rouge	LA	Inland American Retail Management LLC

164.	44651	STREETS OF INDIAN LAKE	1418 Callender Lane	Hendersonville	TN	Inland American Retail Management LLC

165.	44652	SOUTHGATE VILLAGE	1920 Hwy 31 South	Pelham	AL	Inland American Retail Management LLC

166.	44653	CAMPUS MARKETPLACE	300 S Twin Oaks Valley Road	San Marcos	CA	Inland American Retail Management LLC

167.	44654	GARDEN VILLAGE	28090 S. Western Avenue	San Pedro	CA	Inland American Retail Management LLC

168.	44655	BEAR CREEK VILLAGE CENTER	Clinton Keith Road & I-15	Wildomar	CA	Inland American Retail Management LLC

169.	44656	CHEYENNE MEADOWS	817 Cheyenne Meadows Road	Colorado Springs	CO	Inland American Retail Management LLC

170.	44657	CENTERPLACE OF GREELEY	4500 Centerplace Drive	Greeley	CO	Inland American Retail Management LLC

171.	44658	MERCHANTS CROSSING	1500 Placida Road	Englewood	FL	Inland American Retail Management LLC

172.	44659	ANDERSON CENTRAL	651 SR 28 Bypass	Anderson	SC	Inland American Retail Management LLC

173.	44660	BARTOW MARKETPLACE	103 Marketplace Blvd	Cartersville	GA	Inland American Retail Management LLC

174.	44661	PALM HARBOR SHOPPING CENTER	100 Palm Coast Pkwy NE	Palm Coast	FL	Inland American Retail Management LLC

175.	44662	PEACHLAND PROMENADE	24123 Peachland Blvd	Port Charlotte	FL	Inland American Retail Management LLC

176.	44663	BOYNTON COMMONS	333-339 N Congress Avenue	Boynton Beach	FL	Inland American Retail Management LLC

177.	44664	BUCKHEAD CROSSING	Sidney Marcus Blvd & Piedmont Road	Atlanta	GA	Inland American Retail Management LLC

178.	44666	GATEWAY PLAZA	1305-1375 Western Blvd	Jacksonville	NC	Inland American Retail Management LLC

179.	44667	HIRAM PAVILION	5220 Jimmy Lee Smith Pkwy	Hiram	GA	Inland American Retail Management LLC

180.	44668	GATEWAY MARKET CENTER	7751-8229 9th Street N	St Petersburg	FL	Inland American Retail Management LLC

181.	44669	COWETA CROSSING	370 Bullsboro Drive	Newnan	GA	Inland American Retail Management LLC

182.	44670	THOMAS CROSSROADS	3150 Hwy 34 East	Newnan	GA	Inland American Retail Management LLC

	Building	Property Name	Address	City	ST	Manager

183.	44671	PARADISE PLACE	4075 Haverhill Road N	West Palm Beach	FL	Inland American Retail Management LLC

184.	44672	ROSE CREEK	4403 Towne Lake Parkway	Woodstock	GA	Inland American Retail Management LLC

185.	44673	WARD’S CROSSING	4026D-4040 Wards Road	Lynchburg	VA	Inland American Retail Management LLC

186.	44674	HERITAGE PLAZA - CHICAGO	Army Trail Road & County Farm Road	Carol Stream	IL	Inland American Retail Management LLC

187.	44675	SILVERLAKE	3158 Dixie Highway	Erlanger	KY	Inland American Retail Management LLC

188.	44676	PLEASANT HILL SQUARE	2205 Pleasant Hill Road	Duluth	GA	Inland American Retail Management LLC

189.	44677	BENT TREE PLAZA	7901 Falls of Neuse Road	Raleigh	NC	Inland American Retail Management LLC

190.	44679	SARASOTA PAVILION	6507 S Tamiami Trail	Sarasota	FL	Inland American Retail Management LLC

191.	44680	STONECREST MARKETPLACE	8000 Mall Parkway	Lithonia	GA	Inland American Retail Management LLC

192.	44681	ROSEWOOD SHOPPING CENTER	2800 Rosewood Drive	Columbia	SC	Inland American Retail Management LLC

193.	44682	FAIRVIEW MARKET	655 Fairview Road	Simpsonville	SC	Inland American Retail Management LLC

194.	44683	JAMES CENTER	6901 S. 19th Street	Tacoma	WA	Inland American Retail Management LLC

195.	44685	PAVILION AT LaQUINTA	79220 Hwy 111	LaQuinta	CA	Inland American Retail Management LLC

196.	44686	DOTHAN PAVILION	4601 Montgomery Hwy	Dothan	AL	Inland American Retail Management LLC

197.	44687	SYCAMORE COMMONS	10530 Northwest Parkway	Matthews	NC	Inland American Retail Management LLC

198.	44688	UNIVERSAL PLAZA	5401 N University Drive	Lauderhill	FL	Inland American Retail Management LLC

199.	44689	HERITAGE CROSSING	3401 Raleigh Road Parkway	Wilson	NC	Inland American Retail Management LLC

200.	44690	PROMENADE - FULTONDALE	Walkers Chapel Road & I-65	Fultondale	AL	Inland American Retail Management LLC

201.	44691	TULSA HILLS SHOPPING CENTER	7336 S Olympia Avenue W	Tulsa	OK	Inland American Retail Management LLC

202.	44694	SHERMAN TOWN CENTER II	845 North Creek Drive	Sherman	TX	Inland American Retail Management LLC

203.	44695	SPARKS CROSSING	101 Los Altos Pkwy	Sparks	NV	Inland American Retail Management LLC

204.	44696	WHITE OAK CROSSING	2700 Timber Drive	Garner	NC	Inland American Retail Management LLC

205.	44703	UNIVERSITY OAKS SHOPPING CENTER	201 University Oaks Blvd	Round Rock	TX	Inland American Retail Management LLC

	Building	Property Name	Address	City	ST	Manager

206.	44704	GRAFTON COMMONS	Port Washington Road / Hwy 60	Grafton	WI	Inland American Retail Management LLC

207.	44705	WOODLAKE CROSSING	SWQ. of FM 78 & Woodlake Parkway	San Antonio	TX	Inland American Retail Management LLC

208.	44725	LOGAN’S ROADHOUSE	3060 West Sand Lake Road	Orlando	FL	Inland American Retail Management LLC

209.	44728	WESTPORT VILLAGE	1315 Herr Lane	Louisville	KY	Inland American Retail Management LLC

210.	44730	WALDEN PARK	14005 RESEARCH BLVD	AUSTIN	TX	Inland American Retail Management LLC

211.	44731	West Creek Shopping Center	4404 William Cannon	AUSTIN	TX	Inland American Retail Management LLC

212.	44900	MONADNOCK CONDO ASSOC	30 Ash Brook Road	Keene	NH	Inland American Retail Management LLC

213.	44901	WARD’S CROSSING - OEA	4026D-4040 Wards Road	Lynchburg	VA	Inland American Retail Management LLC

214.	46044	Citizens CFG-NH - 06 Manchester OFFICE	875 Elm Street	Manchester	NH	Inland American Retail Management LLC

215.	46050	Citizens CFG-NY - 02 Plattsburgh	6 Oak Street	Plattsburgh	NY	Inland American Retail Management LLC

216.	46072	Citizens CFG-PA - 16 Dallastown	45 E. Main St	Dallastown	PA	Inland American Retail Management LLC

217.	46142	Citizens CFG-PA - 88 York RETAIL	1 N. George St.	York	PA	Inland American Retail Management LLC

218.	46149	Citizens CFG-RI - 08 Providence OFFICE	870 Westminster Street	Providence	RI	Inland American Retail Management LLC

219.	46157	Suntrust-AL00121 Shoal Creek Branch	300 US Highway 43	Killen	AL	Inland American Retail Management LLC

220.	46158	Suntrust-AL00107 Muscle Shoals Branch	1411 Woodward Avenue	Muscle Shoals	AL	Inland American Retail Management LLC

221.	46160	Suntrust-FL00122 Clark Road Office	5727 Clark Road	Sarasota	FL	Inland American Retail Management LLC

222.	46161	Suntrust-FL00124 Sunwest Office	4125 State Road 60	Vero Beach	FL	Inland American Retail Management LLC

223.	46162	Suntrust-FL00127 Fort Meade Branch	214 West Broadway	Fort Meade	FL	Inland American Retail Management LLC

224.	46163	Suntrust-FL00129 St. Lucie West Office	1301 Northwest St. Lucie West Blvd.	Port St. Lucie	FL	Inland American Retail Management LLC

225.	46164	Suntrust-FL00133 Highlands Branch	3005 Lakeland Highlands Road	Lakeland	FL	Inland American Retail Management LLC

226.	46165	Suntrust-FL00134 Imperial Lakes Branch	5980 Imperial Parkway	Mulberry	FL	Inland American Retail Management LLC

227.	46166	Suntrust-FL00140 Lake Mary Branch	4240 West Lake Mary Boulevard	Lake Mary	FL	Inland American Retail Management LLC

228.	46167	Suntrust-FL00149 Haile Plantation Branc	5303 Southwest 91st Drive	Gainesville	FL	Inland American Retail Management LLC

	Building	Property Name	Address	City	ST	Manager

229.	46168	Suntrust-FL00152 Millhopper Branch	3814 Northwest 43rd Street	Gainesville	FL	Inland American Retail Management LLC

230.	46169	Suntrust-FL00167 Cordova Office	4400 Bayou Boulevard	Pensacola	FL	Inland American Retail Management LLC

231.	46170	Suntrust-FL00168 Tiger Point Office	3301 Gulf Breeze Parkway	Gulf Breeze	FL	Inland American Retail Management LLC

232.	46171	Suntrust-FL00175 North Beneva Office	3577 Fruitville Road	Sarasota	FL	Inland American Retail Management LLC

233.	46172	Suntrust-FL00178 Bayonet Point Branch	7612 State Road 52	Bayonet Point	FL	Inland American Retail Management LLC

234.	46173	Suntrust-FL00187 Walden Woods Office	308 West Alexander Street	Plant City	FL	Inland American Retail Management LLC

235.	46174	Suntrust-FL00192 Miracle Mile Office	2231 Indian River Boulevard	Vero Beach	FL	Inland American Retail Management LLC

236.	46175	Suntrust-FL00193 Hobe Sound Office	9955 Southeast Federal Highway	Hobe Sound	FL	Inland American Retail Management LLC

237.	46176	Suntrust-FL00198 North Port Office	7061 South U.S. Highway #1	Port St. Lucie	FL	Inland American Retail Management LLC

238.	46177	Suntrust-FL00206 Mount Dora Branch	200 East Fifth Avenue	Mount Dora	FL	Inland American Retail Management LLC

239.	46178	Suntrust-FL00218 Daytona Beach Shores B	2300 South Atlantic Avenue	Daytona Beach	FL	Inland American Retail Management LLC

240.	46179	Suntrust-FL00243 Marianna Downtown Offi	4425 Lafayette Street	Marianna	FL	Inland American Retail Management LLC

241.	46180	Suntrust-FL00264 Land O’Lakes Branch	21744 State Road 54	Lutz	FL	Inland American Retail Management LLC

242.	46182	Suntrust-FL00281 St. Augustine Office	1850 U.S. Highway 1 South	St. Augustine	FL	Inland American Retail Management LLC

243.	46183	Suntrust-FL00303 South Beach Office	3720 South Third Street	Jacksonville	FL	Inland American Retail Management LLC

244.	46184	Suntrust-FL00304 Regency Square Office	344 Monument Road	Jacksonville	FL	Inland American Retail Management LLC

245.	46186	Suntrust-FL00335 Osprey Office	1100 South Tamiami Trail	Osprey	FL	Inland American Retail Management LLC

246.	46187	Suntrust-FL00948 East Boca Raton Office	880 East Palmetto Park Road	Boca Raton	FL	Inland American Retail Management LLC

247.	46188	Suntrust-FL00953 West Tamarac Office	7879 West Commercial Boulevard	Tamarac	FL	Inland American Retail Management LLC

248.	46189	Suntrust-FL00961 Pompano Beach	1409 East Atlantic Boulevard	Pompano Beach	FL	Inland American Retail Management LLC

249.	46191	Suntrust-FL00981 23rd Street Office	511 West 23rd Street	Panama City	FL	Inland American Retail Management LLC

250.	46193	Suntrust-FL01000 West St. Cloud Branch	4290 13th Street	St. Cloud	FL	Inland American Retail Management LLC

251.	46194	Suntrust-FL01033 Granada Boulevard Bran	113 East Granada Boulevard	Ormond Beach	FL	Inland American Retail Management LLC

	Building	Property Name	Address	City	ST	Manager

252.	46195	Suntrust-FL01034 Bill France Boulevard	299 Bill France Boulevard	Daytona Beach	FL	Inland American Retail Management LLC

253.	46196	Suntrust-FL01035 West Ormond Branch	160 N. Nova Road	Ormond Beach	FL	Inland American Retail Management LLC

254.	46197	Suntrust-FL01038 Deltona Branch	892 Deltona Boulevard	Deltona	FL	Inland American Retail Management LLC

255.	46199	Suntrust-FL01044 Riverside Office	100 Northwest 12th Avenue	Miami	FL	Inland American Retail Management LLC

256.	46200	Suntrust-FL01049 Ormond Towne Square Br	1470 West Granada Boulevard	Ormond Beach	FL	Inland American Retail Management LLC

257.	46201	Suntrust-FL01066 Southside Office	745 South Broad Street	Brooksville	FL	Inland American Retail Management LLC

258.	46203	Suntrust-FL01070 Spring Hill Office	7319 Spring Hill Drive	Spring Hill	FL	Inland American Retail Management LLC

259.	46204	Suntrust-FL01076 Inverness Branch	408 South U.S. Highway 41	Inverness	FL	Inland American Retail Management LLC

260.	46205	Suntrust-FL01092 Pembroke Pines	10000 Taft Street	Pembroke Pines	FL	Inland American Retail Management LLC

261.	46207	Suntrust-FL01105 Indian Harbour Beach B	314 East Eau Gallie Boulevard	Indian Harbour Beach	FL	Inland American Retail Management LLC

262.	46208	Suntrust-FL01106 Lake Washington Branch	2458 North Wickham Road	Melbourne	FL	Inland American Retail Management LLC

263.	46210	Suntrust-FL01117 Pine Hills Branch	5025 West Colonial Drive	Orlando	FL	Inland American Retail Management LLC

264.	46211	Suntrust-FL01142 South 436 Lake Margare	3800 South Semoran Boulevard	Orlando	FL	Inland American Retail Management LLC

265.	46212	Suntrust-FL01151 University Boulevard B	3191 University Boulevard	Winter Park	FL	Inland American Retail Management LLC

266.	46214	Suntrust-FL01158 West Central Office	6300 Central Avenue	St. Petersburg	FL	Inland American Retail Management LLC

267.	46216	Suntrust-FL01174 Tuscawilla Branch	5775 Red Bug Lake Road	Casselberry	FL	Inland American Retail Management LLC

268.	46217	Suntrust-FL01188 Fruitland Park Branch	3290 US Highway 41127	Fruitland Park	FL	Inland American Retail Management LLC

269.	46218	Suntrust-FL01198 Rockledge Branch	234 Barton Boulevard	Rockledge	FL	Inland American Retail Management LLC

270.	46219	Suntrust-FL01212 Flagler Plaza Branch	100 Flagler Plaza Drive	Palm Coast	FL	Inland American Retail Management LLC

271.	46220	Suntrust-FL01215 North Causeway Branch	111 North Causeway	New Smyrna Beach	FL	Inland American Retail Management LLC

272.	46221	Suntrust-FL01222 Pasco Square Office	4041 Rowan Road	New Port Richey	FL	Inland American Retail Management LLC

273.	46222	Suntrust-FL01235 Countryside Office	26627 US Highway 19 North	Clearwater	FL	Inland American Retail Management LLC

274.	46223	Suntrust-FL01236 East Clearwater Office	2150 Cleveland Street	Clearwater	FL	Inland American Retail Management LLC

	Building	Property Name	Address	City	ST	Manager

275.	46225	Suntrust-FL01246 Sabal Park Office	9601 East Martin Luther King Junior Boul	Tampa	FL	Inland American Retail Management LLC

276.	46226	Suntrust-FL01258 Seminole Office	7405 Seminole Boulevard	Seminole	FL	Inland American Retail Management LLC

277.	46227	Suntrust-FL01287 North Lakeland Branch	1075 Carpenters Way	Lakeland	FL	Inland American Retail Management LLC

278.	46229	Suntrust-FL01346 South Ocala Branch	111 Southwest 17th Street	Ocala	FL	Inland American Retail Management LLC

279.	46230	Suntrust-FL01349 Golden Hills Office	4800 Northwest Blichton Road	Ocala	FL	Inland American Retail Management LLC

280.	46231	Suntrust-FL01354 Executive Park Office	3990 Southwest State Road 200	Ocala	FL	Inland American Retail Management LLC

281.	46232	Suntrust-FL01355 Lakewood Office	4142 Sixth Street South	St. Petersburg	FL	Inland American Retail Management LLC

282.	46233	Suntrust-FL01367 Okeechobee Branch	815 South Parrott Avenue	Okeechobee	FL	Inland American Retail Management LLC

283.	46234	Suntrust-GA00329 Buckhead Branch	3020 Peachtree Road Northwest	Atlanta	GA	Inland American Retail Management LLC

284.	46236	Suntrust-GA00338 Northside Parkway Bran	3300 Northside Parkway Northwest	Atlanta	GA	Inland American Retail Management LLC

285.	46237	Suntrust-GA00344 Sandy Springs Branch	5898 Roswell Road Northeast	Atlanta	GA	Inland American Retail Management LLC

286.	46239	Suntrust-GA00350 Rockbridge Memorial Br	3850 Rockbridge Road	Stone Mountain	GA	Inland American Retail Management LLC

287.	46240	Suntrust-GA00362 Panola Road Branch	2843 Panola Road	Lithonia	GA	Inland American Retail Management LLC

288.	46241	Suntrust-GA00369 Shannon Mall Branch	4601 Jonesboro Road	Union City	GA	Inland American Retail Management LLC

289.	46242	Suntrust-GA00371 Peachtree City Branch	103 City Circle	Peachtree City	GA	Inland American Retail Management LLC

290.	46243	Suntrust-GA00379 Chamblee-Peachtree Ind	5370 Peachtree Industrial	Chamblee	GA	Inland American Retail Management LLC

291.	46244	Suntrust-GA00382 Stone Mountain Branch	5473 East Mountain Street	Stone Mountain	GA	Inland American Retail Management LLC

292.	46245	Suntrust-GA00384 Spalding Corners Branc	7840 Holcomb Bridge Road	Norcross	GA	Inland American Retail Management LLC

293.	46246	Suntrust-GA00390 Fairburn Road Branch	5641 Fairburn Road	Douglasville	GA	Inland American Retail Management LLC

294.	46247	Suntrust-GA00428 Gwinnett Place Branch	2171 Pleasant Hill Road	Duluth	GA	Inland American Retail Management LLC

295.	46248	Suntrust-GA00449 Stockbridge Branch	4986 North Henry Boulevard	Stockbridge	GA	Inland American Retail Management LLC

296.	46249	Suntrust-GA00454 Court Square Branch	930 Main Street	Conyers	GA	Inland American Retail Management LLC

297.	46250	Suntrust-GA00465 Southlake Branch	1235 Southlake Circle	Morrow	GA	Inland American Retail Management LLC

	Building	Property Name	Address	City	ST	Manager

298.	46251	Suntrust-GA00473 Cumberland Branch	2755 Cumberland Parkway	Atlanta	GA	Inland American Retail Management LLC

299.	46252	Suntrust-GA00474 Marietta Branch	47 Whitlock Avenue	Marietta	GA	Inland American Retail Management LLC

300.	46253	Suntrust-GA00475 Merchants Walk Branch	1331 Johnson Ferry Road	Marietta	GA	Inland American Retail Management LLC

301.	46254	Suntrust-GA00476 Barrett Parkway Branch	1184 Barrett Parkway	Kennesaw	GA	Inland American Retail Management LLC

302.	46257	Suntrust-GA00507 Washington Road Tho	658 Main Street	Thomson	GA	Inland American Retail Management LLC

303.	46258	Suntrust-GA00509 Washington Road Evans	4212 Washington Road	Evans	GA	Inland American Retail Management LLC

304.	46259	Suntrust-GA00531 Bradley Park Branch	1645 Bradley Park Drive	Columbus	GA	Inland American Retail Management LLC

305.	46260	Suntrust-GA00588 Derenne Avenue Branch	610 East Derenne Avenue	Savannah	GA	Inland American Retail Management LLC

306.	46261	Suntrust-GA00591 Skidaway Branch	2815 Skidaway Road	Savannah	GA	Inland American Retail Management LLC

307.	46263	Suntrust-GA00653 Gray Highway Office	1104 Gray Highway	Macon	GA	Inland American Retail Management LLC

308.	46264	Suntrust-GA00686 Five Points Branch	300 South Mock Road	Albany	GA	Inland American Retail Management LLC

309.	46265	Suntrust-GA00704 Sylvester Office	201 North Isabella Street	Sylvester	GA	Inland American Retail Management LLC

310.	46266	Suntrust-GA00715 Altama Office	4410 Altama Avenue	Brunswick	GA	Inland American Retail Management LLC

311.	46268	Suntrust-GA00738 Gaines School Road Off	180 Gaines School Road	Athens	GA	Inland American Retail Management LLC

312.	46269	Suntrust-GA00743 Madison Office	286 Hancock Street	Madison	GA	Inland American Retail Management LLC

313.	46270	Suntrust-GA00849 NCF: Cartersville	827 Joe Frank Harris Pkwy	Cartersville	GA	Inland American Retail Management LLC

314.	46271	Suntrust-MD00224 Historic Annapolis	152 Main Street	Annapolis	MD	Inland American Retail Management LLC

315.	46273	Suntrust-MD00276 Prince FrederickFox R	597 Solomons Island Road N.	Prince Frederick	MD	Inland American Retail Management LLC

316.	46274	Suntrust-MD00286 Glen Burnie Branch	100 Crain Hwy. S.W.	Glen Burnie	MD	Inland American Retail Management LLC

317.	46275	Suntrust-MD00297 Cambridge	403 Academy Street	Cambridge	MD	Inland American Retail Management LLC

318.	46276	Suntrust-MD00304 Cockeysville	9701 York Road	Cockeysville	MD	Inland American Retail Management LLC

319.	46278	Suntrust-MD00311 Avondale	1900 Queens Chapel Road	Avondale	MD	Inland American Retail Management LLC

320.	46279	Suntrust-NC00133 NCF: Apex	202 S Salem Street	Apex	NC	Inland American Retail Management LLC

	Building	Property Name	Address	City	ST	Manager

321.	46280	Suntrust-NC00136 NCF: Arden	2397 Hendersonville Road	Arden	NC	Inland American Retail Management LLC

322.	46281	Suntrust-NC00138 NCF: Asheboro	272 N Fayetteville St	Asheboro	NC	Inland American Retail Management LLC

323.	46282	Suntrust-NC00148 NCF: Bessemer City	125 E Virginia Ave	Bessemer City	NC	Inland American Retail Management LLC

324.	46284	Suntrust-NC00191 NCF: Carmel Commons	7801 Pineville-Matthews Rd	Charlotte	NC	Inland American Retail Management LLC

325.	46285	Suntrust-NC00199 NCF: Charlotte Plaza	4441 The Plaza	Charlotte	NC	Inland American Retail Management LLC

326.	46286	Suntrust-NC00201 NCF: Sardis Rd aka Gal	1935 Galleria Blvd	Charlotte	NC	Inland American Retail Management LLC

327.	46287	Suntrust-NC00205 NCF: Wilmar	818 Church Street North	Concord	NC	Inland American Retail Management LLC

328.	46288	Suntrust-NC00210 NCF: Creedmoor	201 S Main Street	Creedmoor	NC	Inland American Retail Management LLC

329.	46289	Suntrust-NC00213 NCF: Dunn	2100 W Cumberland St	Dunn	NC	Inland American Retail Management LLC

330.	46290	Suntrust-NC00226 NCF: Croasdaile	1821 Hillandale Rd	Durham	NC	Inland American Retail Management LLC

331.	46291	Suntrust-NC00230 NCF: Bethesda	1611 S Miami Blvd	Durham	NC	Inland American Retail Management LLC

332.	46292	Suntrust-NC00262 NCF: Cone Boulevard	701 E Cone Boulevard	Greensboro	NC	Inland American Retail Management LLC

333.	46293	Suntrust-NC00266 NCF: Adams Farm	5705 High Point Road	Greensboro	NC	Inland American Retail Management LLC

334.	46294	Suntrust-NC00273 NCF: Airpark	7804 National Service Rd	Greensboro	NC	Inland American Retail Management LLC

335.	46295	Suntrust-NC00279 NCF: South Elm St	1601 S Elm-Eugene Street	Greensboro	NC	Inland American Retail Management LLC

336.	46296	Suntrust-NC00280 NCF: Harrisburg	4720 Highway 49 S	Harrisburg	NC	Inland American Retail Management LLC

337.	46297	Suntrust-NC00282 NCF: Hendersonville Ma	222 S Main Street	Hendersonville	NC	Inland American Retail Management LLC

338.	46298	Suntrust-NC00301 NCF: Mulberry	110 Mulberry St SW	Lenoir	NC	Inland American Retail Management LLC

339.	46299	Suntrust-NC00303 NCF: Tyro	4394 S NC Hwy 150	Lexington	NC	Inland American Retail Management LLC

340.	46300	Suntrust-NC00306 NCF: Mebane	204 W Center Street	Mebane	NC	Inland American Retail Management LLC

341.	46301	Suntrust-NC00318 NCF: Oxford: Main St	140 W Main St	Oxford	NC	Inland American Retail Management LLC

342.	46302	Suntrust-NC00320 NCF: Pittsboro	88 Hillsboro Street	Pittsboro	NC	Inland American Retail Management LLC

343.	46303	Suntrust-NC00355 NCF: North Madison	804 N Madison Blvd	Roxboro	NC	Inland American Retail Management LLC

	Building	Property Name	Address	City	ST	Manager

344.	46304	Suntrust-NC00358 NCF: Rural Hall	7880 Broad Street	Rural Hall	NC	Inland American Retail Management LLC

345.	46305	Suntrust-NC00362 NCF: Statesville Blvd	2070 Statesville Blvd	Salisbury	NC	Inland American Retail Management LLC

346.	46306	Suntrust-NC00365 NCF: Stanley	416 Highway 27 S	Stanley	NC	Inland American Retail Management LLC

347.	46309	Suntrust-NC00368 NCF: Sylva Main	624 W Main St	Sylva	NC	Inland American Retail Management LLC

348.	46310	Suntrust-NC00374 NCF: Walnut Cove Main	234 N Main St.	Walnut Cove	NC	Inland American Retail Management LLC

349.	46312	Suntrust-NC00389 NCF: Ogburn Station	4306 N Liberty Street	Winston-Salem	NC	Inland American Retail Management LLC

350.	46313	Suntrust-NC00393 NCF: Yadkinville: Sta	200 S State St	Yadkinville	NC	Inland American Retail Management LLC

351.	46315	Suntrust-SC00151 NCF: Pleasantburg	201 S Pleasantburg Dr.	Greenville	SC	Inland American Retail Management LLC

352.	46316	Suntrust-SC00152 NCF: Wade Hampton	2111 Wade Hampton Blvd	Greenville	SC	Inland American Retail Management LLC

353.	46317	Suntrust-SC00154 NCF: Woodruff Road	1610 Woodruff Road	Greenville	SC	Inland American Retail Management LLC

354.	46318	Suntrust-SC00159 NCF: Berea	55 Farrs Bridge Road	Greenville	SC	Inland American Retail Management LLC

355.	46319	Suntrust-SC00169 NCF: Liberty	5 W Main St	Liberty	SC	Inland American Retail Management LLC

356.	46320	Suntrust-SC00170 NCF: Mauldin	203 W Butler Ave	Mauldin	SC	Inland American Retail Management LLC

357.	46322	Suntrust-TN00171 Woodbine Branch	2915 Nolensville Road	Nashville	TN	Inland American Retail Management LLC

358.	46323	Suntrust-TN00172 Donelson Branch	2503 Lebanon Road	Nashville	TN	Inland American Retail Management LLC

359.	46324	Suntrust-TN00179 Cool Springs Branch	1725 Mallory Lane	Brentwood	TN	Inland American Retail Management LLC

360.	46325	Suntrust-TN00181 Hillsboro Village Bran	1605 21st Avenue South	Nashville	TN	Inland American Retail Management LLC

361.	46326	Suntrust-TN00184 Nolensville Road Branc	4310 Nolensville Road	Nashville	TN	Inland American Retail Management LLC

362.	46327	Suntrust-TN00191 Brentwood Maryland Far	5030 Thoroughbred Lane	Brentwood	TN	Inland American Retail Management LLC

363.	46328	Suntrust-TN00193 Smyrna Branch	189 South Lowry Street	Smyrna	TN	Inland American Retail Management LLC

364.	46329	Suntrust-TN00204 Lebanon Main Office	240 West Main Street	Lebanon	TN	Inland American Retail Management LLC

365.	46330	Suntrust-TN00209 South Side Branch - Mu	1250 South Church Street	Murfreesboro	TN	Inland American Retail Management LLC

366.	46331	Suntrust-TN00210 University Branch	1213 Greenland Drive	Murfreesboro	TN	Inland American Retail Management LLC

	Building	Property Name	Address	City	ST	Manager

367.	46334	Suntrust-TN00270 Lookout Valley Branch	101 Browns Ferry Road	Chattanooga	TN	Inland American Retail Management LLC

368.	46335	Suntrust-TN00275 North County Branch	9627 Dayton Pike	Soddy Daisy	TN	Inland American Retail Management LLC

369.	46336	Suntrust-TN00276 Signal Mountain Branch	1301 Taft Highway	Signal Mountain	TN	Inland American Retail Management LLC

370.	46337	Suntrust-TN00280 East Ridge Branch	4323 Ringgold Road	East Ridge	TN	Inland American Retail Management LLC

371.	46338	Suntrust-TN00281 Lee Highway Branch	7001 Lee Highway	Chattanooga	TN	Inland American Retail Management LLC

372.	46339	Suntrust-TN00287 West Tenth Street Bran	110 West Tenth Street	Chattanooga	TN	Inland American Retail Management LLC

373.	46340	Suntrust-TN00316 Walnut Street Facility	426 West Walnut Street	Johnson City	TN	Inland American Retail Management LLC

374.	46341	Suntrust-TN00324 Allandale Mt Carmel	4233 West Stone Drive	Kingsport	TN	Inland American Retail Management LLC

375.	46343	Suntrust-TN00397 Loudon Facility	414 Wharf Street	Loudon	TN	Inland American Retail Management LLC

376.	46344	Suntrust-TN00400 Alpha Facility	5716 West Andrew Johnson Highway	Morristown	TN	Inland American Retail Management LLC

377.	46346	Suntrust-VA00185 Chippenham	7133 Forest Hill Ave	Richmond	VA	Inland American Retail Management LLC

378.	46347	Suntrust-VA00186 Ampthill	4830 Jefferson Davis Hwy	Richmond	VA	Inland American Retail Management LLC

379.	46348	Suntrust-VA00333 Gloucester Courthouse	6548 Main Street	Gloucester	VA	Inland American Retail Management LLC

380.	46349	Suntrust-VA00344 Annandale East	4250 John Marr Drive	Fairfax	VA	Inland American Retail Management LLC

381.	46350	Suntrust-VA00421 Hunter Hill	869 N. Lee Highway	Lexington	VA	Inland American Retail Management LLC

382.	46352	Suntrust-VA00441 Chancellor	3557 Plank Road	Fredericksburg	VA	Inland American Retail Management LLC

383.	46353	Suntrust-VA00453 Fort Hill Village	6001 Fort Avenue	Lynchburg	VA	Inland American Retail Management LLC

384.	46354	Suntrust-VA00475 South Roanoke	112 McClanahan Street	Roanoke	VA	Inland American Retail Management LLC

385.	46356	Suntrust-VA00491 Kent Street	400 West Main Street	Radford	VA	Inland American Retail Management LLC

386.	46357	Suntrust-VA00506 Kingsmill	496 Mclaws Circle	Williamsburg	VA	Inland American Retail Management LLC

387.	46358	Suntrust-VA00516 Great Bridge	320 South Battlefield Blvd	Chesapeake	VA	Inland American Retail Management LLC

388.	46359	Suntrust-VA00524 Onancock	62 Market Street	Onancock	VA	Inland American Retail Management LLC

389.	46360	Suntrust-VA00527 Accomac	23364 Front Street	Accomac	VA	Inland American Retail Management LLC

	Building	Property Name	Address	City	ST	Manager

390.	46361	Suntrust-VA00537 Painter	33287 Railroad Avenue	Painter	VA	Inland American Retail Management LLC

391.	46362	Suntrust-VA00549 Collinsville	3000 Virginia Avenue	Collinsville	VA	Inland American Retail Management LLC

392.	46363	Suntrust-VA00571 Patrick County	114 West Blue Ridge Street	Stuart	VA	Inland American Retail Management LLC

393.	46364	Suntrust-VA00572 Garrisonville	160 Garrisonville Road	Stafford	VA	Inland American Retail Management LLC

394.	46366	Suntrust-VA00922 NCF: Cave Springs	4110 Brambleton Ave SW	Roanoke	VA	Inland American Retail Management LLC

395.	47101	INTECH RETAIL	6335 Intech Commons Drive	Indianapolis	IN	Inland American Retail Management LLC

396.	48801	STONE CREEK CROSSING	900 Barnes Dr	San Marcos	TX	Inland American Retail Management LLC

397.	48907	THE RADIAN (at UPENN) RETAIL	3925 Walnut St.	Philadelphia	PA	Inland American Retail Management LLC

398.	48914	BLOCK 121 RETAIL	20th Street South & 2nd Avenue South	Birmingham	AL	Inland American Retail Management LLC

399.	48922	UH FULLERTON RETAIL	555 N. Commonwealth Ave	Fullerton	CA	Inland American Retail Management LLC

400.	48930	UNIVERSITY HOUSE @ TCU RETAIL	3201 South University Drive	Fort Worth	TX	Inland American Retail Management LLC

401.	48931	FIELDS APARTMENT RETAIL	1333 Fenbrook Lane	Bloomington	IN	Inland American Retail Management LLC

402.	48934	UH TEMPE RETAIL	323 East Veterans Way	Tempe	AZ	Inland American Retail Management LLC

403.	48802	Woodridge Crossing	3340 FM 544	Wylie	TX	Inland American Retail Management LLC